UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2022

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2022, the Board of Directors (the “Board”) of Teradyne, Inc. (“Teradyne”) elected Ernest E. Maddock as a director of Teradyne effective November 14, 2022 and appointed him to the Board’s Audit Committee.

The Board has determined that Mr. Maddock is independent. To be considered independent by the Board, a director must satisfy the definitions pursuant to the Securities Exchange Commission and Nasdaq rules and, in the Board’s judgment, not have a material relationship with Teradyne. Teradyne’s Corporate Governance Guidelines, which include director qualification standards, are available on Teradyne’s web site at www.teradyne.com under the “Governance” section of the “Investor Relations” link.

Mr. Maddock will receive compensation at the rate of $90,000 per year.

On November 14, 2022, Mr. Maddock will receive a grant of restricted stock units pursuant to Teradyne’s 2006 Equity and Cash Compensation Incentive Plan in an amount of shares having a fair market value equal to $112,700 based on the Board’s annual equity compensation of $230,000 prorated daily to reflect the period from his date of appointment to the expected date of the 2023 Annual Meeting of Shareholders. This grant vests in full on the earlier of the date the 2023 Annual Meeting of Shareholders is held or the last Thursday in May 2023.

There are no arrangements or understandings between Mr. Maddock and any other persons pursuant to which he was selected to serve as a director of Teradyne. In addition, there are no transactions between Teradyne and Mr. Maddock or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

Item 8.01.	Other Events.

On November 2, 2022, Teradyne issued a press release announcing the election of Mr. Maddock to the Board effective as of November 14, 2022. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release issued by Teradyne, Inc. on November 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: November 4, 2022	By:	/s/ Sanjay Mehta
	Name:	Sanjay Mehta
	Title:	V.P., Chief Financial Officer and Treasurer